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2nd QUARTER FY 2010
EARNINGS PRESENTATION
November 11, 2009

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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All written or oral statements made by CSC at this meeting or in these presentation materials that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
 These statements represent CSC’s expectations and beliefs, and no assurance can be given that the results described in such statements will be achieved. These statements are subject to risks, uncertainties, and other factors, many outside of CSC’s control, that could cause actual results to differ materially from the results described in such statements.
 For a description of these factors, please see CSC’s most recent Annual
 Report on Form 10-K, and subsequently filed Form 10-Qs.

2nd QUARTER FY 2010 EARNINGS PRESENTATION
 *
This presentation includes certain non-GAAP financial measures, such as operating income, operating margin, operating costs, and free cash flow.
 These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States (GAAP). A reconciliation of non-GAAP financial measures included in this presentation to the most directly comparable financial measure calculated and presented in accordance with GAAP is set forth elsewhere in this presentation and on our web site at www.csc.com.
 CSC management believes that these non-GAAP financial measures provide useful information to investors regarding the Company's financial condition and results of operations as they provide another measure of the Company's profitability and ability to service its debt, and are considered important measures by financial analysts covering CSC and its peers.

Mike Laphen

Chairman, President, and
Chief Executive Officer

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2nd QUARTER FY 2010 EARNINGS

2nd QUARTER FY 2010 EARNINGS PRESENTATION
 *
Financial and Operational Performance Scorecard
Earnings per Share
Operating Margin
Free Cash Flow
Revenue
Operational Performance
New Business Bookings

$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
BSS
$2.0
NPS
$5.1
MSS
$5.2

2nd QUARTER FY 2010 EARNINGS PRESENTATION
 *
New Business Bookings by Lines of Business
North American Public Sector
NPS
Business Solutions and Services
BSS
Managed Services Sector
MSS
• DOE Hanford/Lockheed Martin
• Nobel Biocare
• Raytheon
• TSA ITIP
• UK Atomic Energy
• UK Identity and Passport Service
• Xerox Business Services
• Zurich Financial Services*
$B	YTD November
$12.3B
*Down selected for negotiations

2nd QUARTER FY 2010 EARNINGS PRESENTATION
 *
Reaffirming Full Year Guidance
MSS growth based on
bookings and recovering
demand
Lift for BSS from an
improving demand for
discretionary projects
Returning to historic rates
of growth for NPS
Increased demand as
clients budget for CY10
and return to
transformational agendas
Business Outlook for Second Half FY10:
Anticipated Improvements…

Business
Outlook
2010

 *
Mike Mancuso

Vice President
Chief Financial Officer
2nd QUARTER FY 2010 EARNINGS

2nd QUARTER FY 2010 EARNINGS PRESENTATION
 *
2nd Quarter FY 2010 Financial Accomplishments
• Significant new business awards
• Sequential revenue stability
• Operating income growth
• Margin rate improvement
• Achievement of forecasted EPS
• Strong cash generation

2nd Qtr FY10

BSS
21%
NPS
40%
MSS
39%

$M		2nd Qtr FY10	YoY Growth	YoY Growth
NPS	$	1,622	8%	8%
MSS		1,579	(12)%	(7)%
BSS		864	(11)%	(8)%
Corporate		(24)		
Total	**$**	**4,041**	**(5)%**	**(2)%**

2nd Qtr FY09

BSS
23%
NPS
35%
MSS
42%

$M		2nd Qtr FY09
NPS	$	1,495
MSS		1,804
BSS		967
Corporate		(27)
Total	**$**	**4,239**

BSS Business Solutions and Services

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Revenue by Lines of Business
FY09 reflects realignment for operating segments
North American Public Sector
Managed Services Sector
NPS
MSS

2nd Qtr FY10

(OI Margin 8.44%)

BSS
8.5%
NPS
8.3%
MSS
9.7%

$M		2nd Qtr FY10
NPS	$	134
MSS		152
BSS		74
Corporate and Elim.		(19)
Total	**$**	**341**

2nd Qtr FY09

(OI Margin 6.65%)

BSS
6.4%
NPS
7.5%
MSS
6.6%

$M		2nd Qtr FY09
NPS	$	112
MSS		119
BSS		62
Corporate and Elim.		(11)
Total	**$**	**282**

CSC

2nd QUARTER FY 2010 EARNINGS PRESENTATION
 *
Operating Income by Lines of Business
North American Public Sector
Business Solutions and Services
Managed Services Sector
NPS
BSS
MSS
FY09 reflects realignment for operating segments

$M	2nd Qtr FY10		2nd Qtr FY09	
Total Revenue	$	4,041	$	4,239
OI	$	341	$	282
OI Margin		8.44%		6.65%
Other Income/(Expense)	$	1	$	4
Tax Rate		14.9%		-143.6%
Net Income Attributable to Parent	$	216	$	452
EPS	$	1.40	$	2.95
EPS Pro Forma (Net of Tax Benefit of $2.27)			$	0.68

CSC

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Selected Financial Information

$M	2nd Qtr FY10	2nd Qtr FY09
Assets		
Cash and Cash Equivalents	$ 2,407	$ 742
Accounts Receivable*	3,779	4,210
Prepaids/WIP	1,898	1,828
Goodwill	3,924	3,868
PP&E, Net	2,345	2,577
Liabilities and Equity		
Accounts Payable	$ 532	$ 539
Other Accrued Expenses	1,135	1,345
Deferred Revenue	933	928
Total Interest-Bearing Debt	4,240	3,773
Equity	6,380	5,739
Total Debt/Capital	39.9%	39.7%
Net Debt/Capital	17.3%	31.9%

CSC

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Selected Balance Sheet Items
*Accounts receivable excludes tax receivables of $71M and $34M for FY10 and FY09, respectively

100
95
90
85
80
75
97
95
93
91
90
88
97
90
93
84
93
85
Q1 FY09
Q2 FY09
Q3 FY09
Q4 FY09
Q1 FY10
Q2 FY10

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Days Sales Outstanding (DSO)*
*DSO excludes tax receivables
Four Quarter DSO Average
Days

$M	2nd Qtr FY10		2nd Qtr FY09	
Net Income	$	221	$	453
Depreciation and Other		332		339
Cash Flow from Earnings		**553**		**792**
Change in Working Capital		19		(391)
Operating Cash Flow		**572**		**401**
Capital Expenditures*		143		236
Free Cash Flow	**$**	**429**	**$**	**166**

CSC

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Selected Cash Flow Items
*Capital expenditures figures include capital lease payments and exclude cash used/received for acquisitions/dispositions

$5
$4
$3
$2
$1
$0
$0.85
$1.40
$1.20
-
$1.25
$1.35
-
$1.50
$4.80
-
$5.00
Q1 Act
Q2 Act
Q3 Est
Q4 Est
Full Year Est

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Earnings per Share (EPS)

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Summary FY 2010 Guidance
Positive performance in 1st half provides confidence
in delivery of full year guidance
• EPS between $4.80 and $5.00
• New Business Bookings in the range of $17B to $18B
• Revenue in the range of $16.0B to $16.5B
• Free Cash Flow performance of 90% to 100% of net income
• Operating Margin Improvement of 25 to 50 BPS

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Supplemental
Information
2nd QUARTER FY 2010 EARNINGS

BSS
24%
NPS
33%
MSS
43%

BSS
23%
NPS
35%
MSS
42%

BSS
23%
NPS
37%
MSS
40%

BSS
24%
NPS
37%
MSS
39%

$M	Q1 FY09 Revenue
NPS	$1,493
MSS	1,897
BSS	1,074
Corporate and Elim.	-27
Total	**$4,437**

$M	Q2 FY09 Revenue
NPS	$1,495
MSS	1,804
BSS	967
Corporate and Elim.	-27
Total	**$4,239**

$M	Q3 FY09 Revenue
NPS	$1,476
MSS	1,607
BSS	893
Corporate and Elim.	-24
Total	**$3,952**

$M	Q4 FY09 Revenue
NPS	$1,514
MSS	1,614
BSS	1,012
Corporate and Elim.	-28
Total	**$4,112**

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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FY09 Revenue by Lines of Business*
* Percentages exclude corp. and other eliminations
FY09 reflects realignment for operating segments
North American Public Sector
Business Solutions and Services
Managed Services Sector
NPS
BSS
MSS

5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$4.6
$0.9
$3.2
$0.5
$2.7
$0.8
$1.2
$0.7
$3.6
$0.9
$1.7
$1.0
$3.5
$0.8
$1.6
$1.1
$4.6
$1.0
$3.3
$0.3
Q2 FY09
Q3 FY09
Q4 FY09
Q1 FY10
Q2 FY10

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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New Business Bookings
$B
FY09 reflects realignment for operating segments
North American Public Sector
Business Solutions and Services
Managed Services Sector
NPS
BSS
MSS

Operating Income $M	2nd Qtr FY10		2nd Qtr FY09	
Operating Income	$	341	$	282
Corporate G&A		(36)		(50)
Interest Expense		(53)		(59)
Interest Income		7		9
Other Income (Expense)		1		4
Income Before Taxes		260		186
Taxes on Income		39		(267)
Net Income		221		453
NCI*		5		1
Net Income Attributable to Parent	$	216	$	452

Free Cash Flow $M** (Preliminary and Unaudited)	2nd Qtr FY10		2nd Qtr FY09	
Free Cash Flow	$	429	$	166
Net Cash Used in Investing Activities		128		228
Acquisitions, Net of Cash Acquired		(5)		(1)
Dispositions		12		-
Capital Lease Payments		8		8
Net Cash Provided by Operating Activities	$	572	$	401

CSC

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Non-GAAP Reconciliation
*NCI: Net Income Attributable to Non-Controlling Interest Net of Tax
**Capital lease payments and proceeds from the sale of P&E (included in investing activities)
are included in the calculation of Free Cash Flow

Operating Costs $M	2nd Qtr FY10		2nd Qtr FY09	
Operating Costs	$	3,700	$	3,957
Corporate G&A		36		50
Interest Expense		53		59
Interest Income		(7)		(9)
Goodwill Impairment/Special Items		-		-
Other (Income)/Expense		(1)		(4)
Other Items, Net				
Total Costs and Expenses	$	3,781	$	4,053

CSC

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Non-GAAP Reconciliation (Cont’d)

$M	2nd Qtr FY10	2nd Qtr FY09
Debt		
Short-Term Borrowing	$ 29	$ 881
Long-Term, Current Maturities	36	227
Long-Term	4,175	2,665
Total Debt	$ 4,240	$ 3,773
Cash	2,407	742
Net Debt	$ 1,833	$ 3,031
Total Equity	$ 6,380	$ 5,739
Capital	$ 10,620	$ 9,513
Debt to Capital	39.9%	39.7%
Net Debt to Capital	17.3%	31.9%

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Net Debt Reconciliation

$M	2nd Qtr FY10	2nd Qtr FY09
Cost of Services	$ 3,215	$ 3,410
Percentage of Revenue	79.6%	80.5%
SG&A (Excluding Corp. G&A)	210	235
Percentage of Revenue	5.2%	5.5%
Depreciation and Amortization	275	312
Percentage of Revenue	6.8%	7.4%
Operating Costs	3,700	3,957
Percentage of Revenue	91.6%	93.3%
Corporate G&A	36	50
Percentage of Revenue	.9%	1.2%

CSC

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Components of Operating Costs

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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Non-GAAP and Other Definitions
• Operating Cost: Equal to the sum of (1) cost of services, (2) business units
 SG&A, (3) depreciation and amortization
• Operating Income: Revenue minus operating cost
• Operating Income Margin: Operating Income as a percentage of revenue
• DSO: Total receivables at quarter end divided by revenue per day. Revenue per day equals total revenues for the last quarter divided by the number of days in the fiscal quarter. Total receivables includes unbilled receivables but excludes tax receivables
• Free Cash Flow: Equal to the sum of (1) operating cash flows, (2) investing cash flows, excluding business acquisitions and dispositions, purchase, or sale of available for sale securities, and (3) capital lease payments
• Net Debt: Calculated as the sum of long-term and short-term debt, less cash and marketable securities
• Net Debt to Capital: Calculated as the ratio of net debt to capital (total debt plus equity)

2nd QUARTER FY 2010 EARNINGS PRESENTATION
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